Inventories	12 Months Ended
Dec. 31, 2020
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Inventories
11.	Inventories

	December 31, 2020	December 31, 2019
Raw materials	13,178	13,643
Work in progress	9,655	8,565
Finished goods and goods for resale	19,305	17,565

Total inventories at the lower of cost and net realisable value	42,138	39,773

During 2020, RUB 796 million (2019: RUB 1,628 million, 2018: RUB 756 million) was recognised as an expense within cost of sales for inventories carried at net realisable value. The amount of inventories recognised as an expense during the period was RUB 147,513 million for 2020 (2019: RUB 158,528 million, 2018: RUB 149,719 million).
The finished goods contain raw coal, which can be sold to third parties in its current condition or sent for processing for further sale in the amount of RUB 2,825 million and RUB 2,312 million as of December 31, 2020 and 2019, respectively.